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                                                                   EXHIBIT 21.1
                                 POPULAR, INC.

                            AS OF DECEMBER 31, 1998


Subsidiaries of the registrant

A - Previous to the Reorganization

         Banco Popular de Puerto Rico (Banco Popular) - A wholly-owned subsidiary Bank, incorporated under the laws of Puerto Rico in 1917.

                  Popular Leasing & Rental, Inc. (Popular Leasing) - A wholly owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1989.

                  Popular Finance, Inc. (Popular Finance) - A wholly-owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1989.

                  Popular Mortgage Inc. (Popular Home Mortgage) - A wholly-owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1995.

         Popular International Bank, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1992.

                  ATH Costa Rica, S.A. - A wholly-owned subsidiary of Popular International Bank, Inc., incorporated under the laws of Costa Rica in 1996.

                  Popular North America, Inc. - A wholly-owned subsidiary of Popular International Bank, Inc., incorporated under the laws of Delaware in 1991.

                  Banco Gerencial y Fiduciario Dominicano, S.A. - A subsidiary of Popular International Bank, Inc., incorporated under the laws of Dominican Republic in 1983.

                  Banco Popular, N.A. (New Jersey) (Formerly: Banco Popular,
                  FSB) - A wholly-owned subsidiary of Popular North America, Inc., chartered in New Jersey in 1995.

                  Equity One, Inc. - A wholly-owned subsidiary of Banco Popular, FSB, incorporated under the laws of Delaware in 1988.

                  Banco Popular North America, Inc. - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1980.

                  Banco Popular, Illinois - A wholly-owned subsidiary of Banco Popular North America, Inc., incorporated under the laws of Illinois in 1914.

                  Popular Leasing, U.S.A. - A wholly-owned subsidiary of Banco Popular, Illinois, incorporated under the laws of Delaware in 1997.



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                  Banco Popular National Association (California) - A
                  wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of California in 1982.

                  Banco Popular National Association (Florida) - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Florida in 1986.

                  Banco Popular National Association (Texas) - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Texas in 1985.

                  BanPonce Trust I - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1997.

                  First State Bank of Southern California - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of California in 1949.

                  The Bronson - Gore Bank In Prospect Heights- A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1975.

                  The Irving Bank - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1951.

                  Water Tower Bank - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1973.

                  Popular Cash Express, Inc. - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1997.

                  Inglewood Quik Check, Inc. - A wholly-owned subsidiary of Popular Cash Express, Inc., incorporated under the laws of California in 1986.


         Popular Securities Incorporated - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1956.

         Metropolitana de Prestamos, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1961.

         Popular Assets Management, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1994 (Inactive Corporation).

         Puerto Rico Parking Corporation. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1963 (Inactive Corporation).



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B - After the Reorganization

         Banco Popular de Puerto Rico (Banco Popular) - A wholly-owned subsidiary Bank, incorporated under the laws of Puerto Rico in 1998.

                  Popular Leasing & Rental, Inc. (Popular Leasing) - A wholly owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1989.

                  Popular Finance, Inc. (Popular Finance) - A wholly-owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1989.

                  Popular Mortgage Inc. (Popular Home Mortgage) - A wholly-owned subsidiary of Banco Popular, incorporated under the laws of Puerto Rico in 1995.


         Popular International Bank, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1992.

                  ATH Costa Rica, S.A. - A wholly-owned subsidiary of Popular International Bank, Inc., incorporated under the laws of Costa Rica in 1996.

                  Popular North America, Inc. - A wholly-owned subsidiary of Popular International Bank, Inc., incorporated under the laws of Delaware in 1991.

                  Banco Gerencial y Fiduciario Dominicano, S.A. - A subsidiary of Popular International Bank, Inc., incorporated under the laws of Dominican Republic in 1983.

                  Equity One, Inc. - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1988.

                  Popular Holdings USA, Inc. (Formerly: Banco Popular North America, Inc.) - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1980.

                  Banco Popular North America (Formerly: Banco Popular, New
                  York) - A wholly-owned subsidiary of Popular Holdings USA, Inc., incorporated under the laws of New York in 1998.

                  Popular Leasing, U.S.A. - A wholly-owned subsidiary of Banco Popular North America, incorporated under the laws of Delaware in 1997.



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                  Banco Popular, National Association (Texas) - A wholly-owned subsidiary of Popular Holdings USA, Inc., incorporated under the laws of Texas in 1985.

                  BanPonce Trust I - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1997.

                  The Bronson - Gore Bank In Prospect Heights - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1975.

                  The Irving Bank - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1951.

                  Water Tower Bank - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Illinois in 1973.

                  Popular Cash Express, Inc. - A wholly-owned subsidiary of Popular North America, Inc., incorporated under the laws of Delaware in 1997.

                  Inglewood Quik Check, Inc. - A wholly-owned subsidiary of Popular Cash Express Inc., incorporated under the laws of California in 1986.


         Popular Securities Incorporated - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1956.

         Metropolitana de Prestamos, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1961.

         Popular Assets Management, Inc. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1994 (Inactive Corporation).

         Puerto Rico Parking Corporation. - A wholly-owned subsidiary, incorporated under the laws of Puerto Rico in 1963 (Inactive Corporation).



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